UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2012

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Department of Energy Agreement Modification

As previously disclosed, on January 13, 2010, the U.S. Department of Energy ("DOE") executed an Assistance Agreement (the "Assistance Agreement") in the amount of $45,145,534 with UQM Technologies, Inc. (the "Company") under the American Recovery and Reinvestment Act (the "Act"). The Assistance Agreement provides funds to facilitate the manufacture and deployment of electric drive vehicles, batteries and electric drive vehicle components in the United States. Pursuant to the terms of the Assistance Agreement, the DOE will reimburse the Company for 50 percent of qualifying costs incurred on or after August 5, 2009 for the purchase of facilities, tooling and manufacturing equipment, and for engineering related to product qualification and testing of its electric propulsion systems. The initial period of the Assistance Agreement is through January 12, 2013.

Under the Assistance Agreement, as amended by subsequent DOE Modifications, the DOE had raised the amount of the Company's approved cost-share commitment to $32 million and extended the date for the Company to provide the DOE with evidence that the Company had secured fully committed funding for the remaining $13.1 million of its $45.1 million cost-share obligation until July 12, 2011.

On April 13, 2012, the DOE issued Modification No. 7. This modification extends the initial period of the Assistance Agreement by two years, increasing the term of the program from three years to five years. The period of the Assistance Agreement, as modified, is through January 12, 2015. The modification also extended the date by which the Company is required to provide the DOE with evidence that the Company has secured fully committed funding for the remaining $13.1 million cost-share obligation to July 12, 2013 from April 12, 2012. This extension provides additional time for the Company to assess the optimal method for funding this cost-share obligation. The Company expects to meet its obligation to secure additional cost-share funds from operating cash flows, if any, or from the sale of common stock under its registration statement on the Form S-3 (File No. 333-160913) previously filed with the Securities and Exchange Commission.

This description of Modification No. 7 and the Assistance Agreement is qualified in its entirety by reference to Modification No. 7, a copy of which is filed as Exhibit 10.1 to this report; Modification No. 6, a copy of which is filed as exhibit 10.1 to the Company's Current Report on Form 8-K filed June 29, 2011; Modification No. 4, a copy of which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed September 9, 2010; Modification No. 3, a copy of which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed August 26, 2010; Modification No. 2, a copy of which is filed as exhibit 10.1 to the Company's Current Report on Form 8-K filed June 28, 2010; Modification No. 1, a copy of which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed May 17, 2010; and the Assistance Agreement, a copy of which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed January 20, 2010 which are incorporated herein by reference. Attached as exhibit 99.1 is the Company's press release announcing Modification No. 7.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Modification No. 7 to the Assistance Agreement (Award No. DE-EE0002407) effective April 13, 2012 between UQM Technologies, Inc. and the U.S. Department of Energy.
99.1	Press Release issued April 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: April 17, 2011	By: /s/ DONALD A. FRENCH
Donald A. French
Treasurer, Secretary and Chief
Financial Officer